UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM  N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05189

THE SPAIN FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2006

Date of reporting period:    November 30, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.


The Spain Fund


---------------------------
Annual Report

November 30, 2006
---------------------------




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




January 26, 2007

Annual Report

This report provides management's discussion of fund performance for The Spain Fund (the "Fund") for the annual reporting period ended November 30, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange Symbol "SNF".


Investment Objective and Policies

The Fund is a closed-end fund that seeks long-term capital appreciation through investment primarily in the equity securities of Spanish companies. The Fund will, under normal circumstances, invest at least 80% of its total net assets in Spanish equity securities. The Fund may invest up to 35% of its total assets in fixed-income instruments issued by the Spanish government and its agencies or instrumentalities or by supranational organizations and multinational companies rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service. The Fund may invest up to 25% of its total assets in unlisted securities of Spanish companies which are not readily marketable. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note E-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 15.


Investment Results

The table on page 4 shows the Fund's performance compared to its new benchmark, the Morgan Stanley Capital International (MSCI) Spain Index, and its old benchmarks, the Madrid General Index and the IBEX 35 Index, for the six- and 12-month periods ended November 30, 2006. The Fund's benchmark was changed because the country-specific MSCI Spain Index is a better measure of the Spanish equity market.

The Fund underperformed its benchmark, the MSCI Spain Index over the 12-month period ended November 30, 2006 due to negative sector and stock selection. Sector selection was positive in only the materials and utilities sectors.

The Fund also underperformed its benchmark over the six-month period ended November 30, 2006. Sector selection was positive overall, while stock selection was negative. Sector selection was positive in the materials, utilities and financials sectors, but was negative in the energy, consumer discretionary and consumer staples sectors.


Market Review and Investment Strategy

Over the 12-month period ended November 30, 2006, the MSCI Spain Index rose by 49.37% in U.S. dollars, making it easily the strongest performing region within the major European markets. A strong domestic economy, fuelled by low interest rates, contributed to this outperformance. Utilities were the best performing large industry sector, returning 76% over the 12-month reporting period as mergers and acquisitions drove share prices higher. The financials, industrials and consumer discretionary sectors underperformed, though only marginally. However, energy underperformed significantly, reflecting lower oil prices.


THE SPAIN FUND o 1


Over the six-month period ended November 30, 2006, the MSCI Spain Index rose by 27.83% in U.S. dollars, again making this the strongest performing region within the major European markets. As with the 12-month period, a strong economy, fuelled by low interest rates contributed to this performance. Again, utilities were the best performing large industry sector, returning 43% over the six-month period, as mergers and acquisitions drove share prices higher.


2 o THE SPAIN FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.


The Spain Fund Shareholder Information

The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and in other newspapers in a table called "Closed End Funds". For additional shareholder information regarding this Fund, please see page 41.


Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) Spain Index, the unmanaged Madrid General Index, nor the unmanaged IBEX 35 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI Spain Index seeks to measure the performance of the Spanish equity market. It is a capitalization-weighted index that aims to capture 85% of the publicly available free float adjusted market capitalization. The Madrid General Index measures the performance of a selected number of continuous market stocks. The IBEX 35 Index is the official index of the Spanish Continuous Market and is composed of the 35 most liquid stocks traded on the Continuous Market. The indices' returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI Spain Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties).


A Word About Risk

Investment in The Spain Fund includes risks not associated with funds that invest primarily in U.S. issues. Substantially all of the Fund's assets may be invested in Spanish securities and are subject to greater risk than would a fund with a more diversified portfolio. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. Although the Fund expects to invest primarily in listed securities of established companies, it may invest up to 25% of its total assets in unlisted securities of Spanish companies which are not readily marketable, and which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a trading market for these types of investments, the Fund may not be able to realize their value upon sale. In general, Spanish securities markets are less liquid and more volatile than the major securities markets in the U.S. Issuers of securities in Spain are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. Spanish accounting, auditing and financial reporting standards are not equivalent to U.S. standards and less information is available to investors in Spanish securities than to investors in U.S. securities. The Spanish securities industry is subject to less governmental regulation than the securities industry in the U.S.

Shares of closed-end investment companies that invest primarily in equity securities, in particular foreign countries or geographical areas, frequently trade at a discount from net asset value. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium. The Fund cannot predict whether its shares will trade at, above or below net asset value.


(Historical Performance continued on next page)


THE SPAIN FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE FUND VS. ITS BENCHMARKS                 ----------------------------------
PERIODS ENDED NOVEMBER 30, 2006             6 Months                12 Months
------------------------------------------------------------------------------
The Spain Fund (NAV)                         25.00%                   42.76%
MSCI Spain Index                             27.83%                   49.37%
Madrid General Index                         27.24%                   50.25%
IBEX 35 Index                                26.03%                   47.50%

The Fund's Market Price per share on November 30, 2006 was $14.70. The Fund's Net Asset Value Price per share on November 30, 2006 was $13.24. For additional Financial Highlights, please see page 21.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
11/30/96 TO 11/30/06

MSCI Spain Index: $42,979

The Spain Fund (NAV): $41,230

Madrid General Index: $38,833

IBEX 35 Index: $30,608


                  The Spain       MSCI Spain     Madrid General     IBEX 35
                  Fund (NAV)         Index           Index          Index
-------------------------------------------------------------------------------
11/30/96           $10,000          $10,000         $10,000        $10,000
11/30/97           $13,854          $13,468         $13,002        $12,896
11/30/98           $21,180          $20,055         $18,816        $18,598
11/30/99           $22,211          $20,527         $18,568        $18,396
11/30/00           $18,287          $16,843         $14,869        $13,374
11/30/01           $16,851          $16,211         $14,215        $12,487
11/30/02           $15,144          $14,376         $13,287        $11,089
11/30/03           $20,330          $19,276         $17,735        $14,494
11/30/04           $26,524          $26,257         $23,485        $19,262
11/30/05           $28,879          $28,775         $25,845        $20,751
11/30/06           $41,230          $42,979         $38,833        $30,608


This chart illustrates the total value of an assumed $10,000 investment in The Spain Fund at net asset value (NAV) (from 11/30/96 to 11/30/06) as compared to the performance of the Fund's new benchmark, the MSCI Spain Index, and the Fund's old benchmarks, the Madrid General Index and the IBEX 35 Index. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund's dividend reinvestment plan.


See Historical Performance and Benchmark disclosures on previous page.


4 o THE SPAIN FUND


PORTFOLIO SUMMARY
November 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $116.1


SECTOR BREAKDOWN*
o     38.8%    Finance
o      9.8%    Utilities
o     10.4%    Capital Goods
o      7.7%    Consumer Staples
o      4.5%    Consumer Services
o      3.2%    Aerospace & Defense
o      2.3%    Basic Industry
o      2.1%    Technology
o      1.2%    Multi-Media


TEN LARGEST HOLDINGS
November 30, 2006

                                                                  Percent of
Company                                      U.S. $ Value         Net Assets
-------------------------------------------------------------------------------
Telefonica SA                                 $17,120,357            14.7%
Banco Santander Central Hispano SA             14,919,798            12.9
Banco Bilbao Vizcaya Argentaria SA             14,060,494            12.1
Banco Pastor SA                                 5,897,144             5.1
Red Electrica de Espana                         5,627,977             4.9
Altadis SA                                      5,504,603             4.7
Enagas                                          5,392,800             4.6
Inditex SA                                      5,070,960             4.4
Tecnicas Reunidas SA                            4,638,963             4.0
Fomento de Construcciones y Contratas SA        3,986,941             3.4
-------------------------------------------------------------------------------
                                              $82,220,037            70.8%

* All data are as of November 30, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Advisor. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


THE SPAIN FUND o 5


PORTFOLIO OF INVESTMENTS
November 30, 2006

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.0%
Finance-37.2%
Banking- Money Center-25.0%
Banco Bilbao Vizcaya Argentaria SA(a)           582,000    $  14,060,494
Banco Santander Central Hispano SA              818,607       14,919,798
                                                             ------------
                                                              28,980,292

Banking - Regional-7.0%
Banco Pastor SA                                 311,256        5,897,144
Banco Popular Espanol SA                        129,525        2,280,423
                                                             ------------
                                                               8,177,567

Insurance-5.2%
Corporacion Mapfre SA                           477,569        2,155,263
Grupo Catalana Occidente SA                     120,000        3,934,416
                                                             ------------
                                                               6,089,679
                                                             ------------
                                                              43,247,538

Utilities-28.6%
Electric & Gas Utility-13.9%
Enagas                                          215,000        5,392,800
Endesa SA                                        33,147        1,547,004
Iberdrola SA                                     79,020        3,513,932
Red Electrica de Espana                         129,106        5,627,977
                                                             ------------
                                                              16,081,713

Telephone Utility-14.7%
Telefonica SA                                   842,926       17,120,357
                                                             ------------
                                                              33,202,070

Capital Goods-10.0%
Engineering & Construction-10.0%
Fomento de Construcciones y Contratas SA         40,845        3,986,941
Grupo Ferrovial SA                               30,875        2,996,818
Tecnicas Reunidas SA(b)                         125,729        4,638,963
                                                             ------------
                                                              11,622,722

Consumer Staples-7.4%
Food-2.7%
Ebro Puleva SA                                  130,000        3,071,295

Tobacco-4.7%
Altadis SA                                      109,782        5,504,603
                                                             ------------
                                                               8,575,898

Consumer Services-4.4%
Apparel-4.4%
Inditex SA                                       99,875        5,070,960

Aerospace & Defense-3.1%
Aerospace-3.1%
European Aeronautic Defence & Space Co., NV     120,711        3,569,754


6 o THE SPAIN FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Basic Industry-2.2%
Mining & Metals-2.2%
Acerinox SA                                      91,880    $   2,515,006

Technology-2.0%
Computer Services-2.0%
Indra Sistemas SA                                97,095        2,369,590

Multi-Media-1.1%
Media-1.1%
Vocento SA(b)                                    65,000        1,291,241

Total Investments-96.0%
  (cost $58,390,369)                                         111,464,779
Other assets less liabilities-4.0%                             4,639,809

Net Assets-100.0%                                          $ 116,104,588


(a)  Security represents investment in an affiliate.

(b)  Non-income producing security.

     See notes to financial statements.


THE SPAIN FUND o 7


STATEMENT OF ASSETS & LIABILITIES
November 30, 2006


Assets
Investments in securities, at value (cost $58,390,369)           $ 111,464,779
Cash                                                                 3,785,638
Foreign cash, at value (cost $37,473)                                   38,418
Receivable for investment securities sold                            3,798,651
Total assets                                                       119,087,486

Liabilities
Payable for investment securities purchased                          2,667,854
Management fee payable                                                  82,030
Accrued expenses                                                       233,014
Total liabilities                                                    2,982,898
Net Assets                                                       $ 116,104,588

Composition of Net Assets
Capital stock, at par                                            $      87,671
Additional paid-in capital                                          53,494,652
Undistributed net investment income                                    103,329
Accumulated net realized gain on investment and
  foreign currency transactions                                      9,336,637
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities               53,082,299
                                                                 $ 116,104,588

Net Asset Value Per Share--100 million shares of
capital stock authorized, $.01 par value
  (based on 8,767,104 shares outstanding)                               $13.24


See notes to financial statements.


8 o THE SPAIN FUND


STATEMENT OF OPERATIONS
Year Ended November 30, 2006


Investment Income
Dividends--unaffiliated issuers (net of
  foreign taxes withheld of $394,269)          $ 2,265,550
Dividends--affiliated issuers (net of
  foreign taxes withheld of $61,408)               347,976
Interest                                            16,001        $  2,629,527

Expenses
Management fee                                     785,276
Legal                                              223,180
Custodian                                          161,559
Printing                                            93,191
Directors' fees                                     82,036
Audit                                               67,692
Transfer agency                                     44,458
Registration                                        23,850
Miscellaneous                                       52,218
Total expenses                                                       1,533,460
Net investment income                                                1,096,067

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain on:
  Investment transactions--unaffiliated
    issuers                                                         17,713,938
  Investment transactions--affiliated
    issuers                                                            423,986
  Foreign currency transactions                                         88,338
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       17,229,819
  Foreign currency denominated assets
    and liabilities                                                      8,764
Net gain on investment and foreign
  currency transactions                                             35,464,845

Net Increase in Net Assets from
Operations                                                        $ 36,560,912


See notes to financial statements.


THE SPAIN FUND o 9


STATEMENT OF CHANGES IN NET ASSETS


                                               Year Ended          Year Ended
                                               November 30,        November 30,
                                                   2006                2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                        $   1,096,067        $  1,222,117
Net realized gain on investment and
  foreign currency transactions                 18,226,262          11,689,067
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities            17,238,583          (4,143,155)
Net increase in net assets from
  operations                                    36,560,912           8,768,029

Dividends and Distributions to
Shareholders from
Net investment income                           (1,096,067)         (1,222,117)
Net realized gain on investment and
  foreign currency transactions                 (8,190,706)         (7,331,661)

Capital Stock Transactions
Net increase                                       431,155             386,183
Total increase                                  27,705,294             600,434

Net Assets
Beginning of period                             88,399,294          87,798,860
End of period (including undistributed
  net investment income of $103,329
  and $0, respectivley)                      $ 116,104,588        $ 88,399,294


See notes to financial statements.


10 o THE SPAIN FUND


NOTES TO FINANCIAL STATEMENTS
November 30, 2006


NOTE A
Significant Accounting Policies

The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Investment Manager") may establish procedures whereby changes in market yields or spreads are used to adjust, on a


THE SPAIN FUND o 11


daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Euro at November 30, 2006 was .76 EUR to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its


12 o THE SPAIN FUND


NOTES TO FINANCIAL STATEMENTS


investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences do not require such reclassification.

The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a return of capital to shareholders.


NOTE B
Management Fee and Other Transactions with Affiliates

Under the terms of the Investment Management and Administration Agreement, the Fund pays the Investment Manager an annual rate of 0.85% on the first $50 million, 0.75% on the next $50 million, and 0.65% in excess of $100 million, of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Brokerage commissions paid on investment transactions for the year ended November 30, 2006 amounted to $170,888, of which none was paid to Banco Bilbao Vizcaya Argentaria.


THE SPAIN FUND o 13


Banco Bilbao Vizcaya Argentaria ("BBVA"), serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the year ended November 30, 2006, the Fund earned $15,708 of interest income on cash balances maintained at the subcustodian. During the fiscal year ended November 30, 2006, according to information filed with the Securities and Exchange Commission, BBVA owned approximately 17% of the outstanding shares of common stock of the Fund and was therefore an "affiliated person" as defined under the Investment Company Act of 1940. In early December 2006 BBVA sold all of its ownership in the Fund. A director of the Fund is Head of Asset Management and Private Banking of Banco Bilbao Vizcaya Argentaria.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS") a wholly-owned subsidiary of the Investment Manager, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. During the year ended November 30, 2006, there was no reimbursement paid to ABIS.


NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2006, were as follows:

                                             Purchases            Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)              $ 54,069,114        $ 59,857,755
U.S. government securities                           -0-                 -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                           $ 59,013,909
Gross unrealized appreciation                                  $ 52,450,870
Gross unrealized depreciation                                            -0-
Net unrealized appreciation                                    $ 52,450,870

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


14 o THE SPAIN FUND


Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.


NOTE D
Capital Stock


During the year ended November 30, 2006, the Fund issued 35,795 shares, in connection with the Fund's dividend reinvestment plan.


NOTE E
Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


THE SPAIN FUND o 15


NOTE F
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

                                                2006                2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                           $ 1,081,077         $ 4,795,273
  Long-term capital gains                     8,205,696           3,758,505
Total taxable distributions                   9,286,773           8,553,778
Total distributions paid                    $ 9,286,773         $ 8,553,778

As of November 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $  2,270,140
Undistributed long-term capital gains                             7,793,365
Unrealized appreciation/(depreciation)                           52,458,760(a)
Total accumulated earnings/(deficit)                           $ 62,522,265

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and reclassification of distributions, resulted in a net increase in undistributed net investment income and a net decrease to accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.


NOTE G
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Investment Manager provide information to them. The Investment Manager has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Investment Manager and the SEC and NYAG in connection with the investigations mentioned above.


16 o THE SPAIN FUND


Numerous lawsuits have been filed against the Investment Manager and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Investment Manager believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Investment Manager confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Investment Manager agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Investment Manager agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Investment Manager agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Investment Manager's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


THE SPAIN FUND o 17


On February 10, 2004, the Investment Manager received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and
(ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Investment Manager to produce documents concerning, among other things, any market timing or late trading in the Investment Manager's sponsored mutual funds. The Investment Manager responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Investment Manager, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Investment Manager. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Investment Manager and Alliance Holding. The Summary Order claims that the Investment Manager and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Investment Manager, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Investment Manager, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other


18 o THE SPAIN FUND


things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Investment Manager, including recovery of all fees paid to the Investment Manager pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Investment Manager and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

The Investment Manager believes that these matters are not likely to have a material adverse effect on the Fund or the Investment Manager's ability to perform advisory services relating to the Fund.


NOTE H
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be


THE SPAIN FUND o 19


recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


NOTE I
Change of Independent Registered Public Accounting Firm

On November 16, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of KPMG. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the years ended November 30, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years.


20 o THE SPAIN FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                 Year Ended November 30,
                                            -----------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.12       $10.09        $8.41        $6.81        $8.39

Income From Investment Operations
Net investment income (loss)(a)                  .12          .14          .04(b)       .01         (.03)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  4.06          .87         2.51         2.22         (.79)
Net increase (decrease) in net
  asset value from
  operations                                    4.18         1.01         2.55         2.23         (.82)

Less: Dividends and Distributions
Dividends from net investment
  income                                        (.12)        (.14)        (.04)        (.05)          -0-
Distributions from net realized
  gain on investment and
  foreign currency
  transactions                                  (.94)        (.84)        (.83)          -0-          -0-
Tax return of capital                             -0-          -0-          -0-        (.58)        (.76)
Total dividends and
  distributions                                (1.06)        (.98)        (.87)        (.63)        (.76)
Net asset value,
  end of period                               $13.24       $10.12       $10.09        $8.41        $6.81
Market value, end of period                   $14.70       $12.43       $12.50        $9.57        $6.97
Premium/(Discount)                             11.03%       22.83%       23.89%       13.79%        2.35%

Total Return
Total investment return
  based on(c):
  Market value                                 29.05%        7.95%       42.04%       49.25%       (9.74)%
  Net asset value                              42.76%        8.88%       30.47%       34.24%      (10.13)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $116,105      $88,399      $87,799      $72,817      $58,800
Ratio to average net assets of:
  Expenses, net of waivers                      1.56%        1.65%        1.95%        2.19%        2.13%
  Expenses, before waivers                      1.56%        1.65%        2.01%        2.19%        2.13%
  Net investment income
    (loss)                                      1.12%        1.37%         .41%(b)      .11%        (.48)%
Portfolio turnover rate                           56%          22%          27%          26%          39%


See footnote summary on page 22.


THE SPAIN FUND o 21


(a)  Based on average shares outstanding.

(b)  Net of waivers by the Investment Manager.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.


22 o THE SPAIN FUND


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Shareholders
The Spain Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Spain Fund, Inc. as of November 30, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2005 and the financial highlights for each of the years in the four-year period ended November 30, 2005 were audited by other independent registered public accountants whose report thereon, dated January 23, 2006, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Spain Fund, Inc. as of November 30, 2006, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
New York, New York
January 26, 2007


THE SPAIN FUND o 23


TAX INFORMATION
(unaudited)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2006 is $455,677. The foreign source of income for information reporting purposes is $3,069,204.

For the fiscal year ended November 30, 2006 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 67.72% of dividends paid in the fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%.

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund paid $8,205,697 of long-term capital gain distributions, during the fiscal year ended November 30, 2006, which are subject to a maximum tax rate of 15%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2007.


24 o THE SPAIN FUND


ADDITIONAL INFORMATION
(unaudited)


Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain or other distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average


THE SPAIN FUND o 25


cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., PO Box 43010, Providence, Rhode Island 02940-3010.

Ms. Cristina Fernandez-Alepuz and Mr. Edward D. Baker III are no longer the persons primarily responsible for the day to day management of the Fund's investment portfolio. Ms. Fernandez-Alepuz remains a Vice President of the Investment Manager with responsibilities covering emerging markets and Latin American companies. Mr. Baker remains a Senior Vice President of the Investment Manager and Chief Investment Officer-Emerging Markets. Mr. Mark J. Lawrence is the person primarily responsible for the day to day management of the Fund's investment portfolio.


26 o THE SPAIN FUND


SUPPLEMENTAL PROXY INFORMATION
(unaudited)


Supplemental Proxy Information

The Annual Meeting of Stockholders of The Spain Fund, Inc. was held on June 28, 2006.

A description of each proposal and number of shares voted at the meeting are as follows:

                                                                       Abstain/
                                                                      Authority
                                                           Voted for   Withheld
-------------------------------------------------------------------------------
1. To elect Class Two directors:   William H. Foulk, Jr.   6,402,746     53,792
   (terms expire in 2009)          Antonio Eraso           6,403,174     53,364

2. To elect a Class Three
   director:                       Luis Abril Perez        6,408,236     48,302
   (term expires in 2007)


THE SPAIN FUND o 27


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Luis Abril Perez(1)
Daniel de Fernando Garcia
Inmaculada de Habsburgo-Lorena(1)
Antonio Eraso(1)
Baldomero Falcones Jaquotot(1)


OFFICERS

Marc O. Mayer, President
Robert Alster, Senior Vice President
Edward D. Baker III, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Mark J. Lawrence(2), Senior Vice President
Siobhan McManus, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY10004


Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154


Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company N.A.
P.O. Box 43010
Providence, RI 02940-3010


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee

(2) Mr. Lawrence is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.

     Mr. Ignacio Gomez-Acebo and Mr. Jose Ignacio Comenge each resigned as a Director of The Spain Fund, Inc. as of December 31, 2006 and November 16, 2006, respectively. The Board of Directors note with great sadness the death of their friend and colleague Mr. Francisco Gomez Roldan, a former member of the Board of Directors, who passed away during 2006. The Board of Directors expresses its deep appreciation and gratitude for their services as Directors.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

     This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications - As required, on July 28, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


28 o THE SPAIN FUND


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                           PORTFOLIOS
                                   PRINCIPAL                                               IN FUND            OTHER
NAME, ADDRESS+,                    OCCUPATION(S)                                           COMPLEX            DIRECTORSHIPS
AGE                                DURING                                                  OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    PAST 5 YEARS                                            DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

Daniel de Fernando                 Head of Asset Management and                            1                  None
Garcia,**                          Private Banking BBVA since
BBVA,                              October 2002. Prior to 2002 he
Padilla, 17                        was associated with J.P. Morgan
28006 Madrid,                      for 14 years in the following
Spain                              capacities: Managing Director and
41                                 Head of JP Morgan Private
(2003)                             Banking Asset Management
                                   (Europe, Africa, The Orient and
                                   Asia); Head of JP Morgan Private
                                   Banking Wealth Management
                                   (Europe, Africa and The Orient);
                                   JPMorgan Co-Head of Asset
                                   Management Services Iberia,
                                   Head of Investments and
                                   Chairman & CEO of Morgan
                                   Gestion, S.A. (JPM Madrid);
                                   Member of AMS European Mgmt.
                                   Group, Member of PCG Europe
                                   Management Team, Member of
                                   JPM Madrid Management
                                   Committee, Equity Portfolio
                                   Manager in the International
                                   Investment Group (JPMIM
                                   London), Fixed Income Portfolio
                                   Manager, Equity Portfolio Manager
                                   and Director of Morgan Gestion,
                                   S.A. (Mutual Fund Management
                                   Company).

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #           Investment adviser and an                               110                None
Chairman of the Board              independent consultant. He was
74                                 formerly Senior Manager of Barrett
(2004)                             Associates, Inc., a registered
                                   investment adviser, with which he
                                   had been associated since prior
                                   to 2002. He was formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York
                                   and, prior thereto, Chief Investment
                                   Officer of the New York Bank for
                                   Savings.


THE SPAIN FUND o 29


                                                                                           PORTFOLIOS
                                   PRINCIPAL                                               IN FUND            OTHER
NAME, ADDRESS+,                    OCCUPATION(S)                                           COMPLEX            DIRECTORSHIPS
AGE                                DURING                                                  OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    PAST 5 YEARS                                            DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Antonio Eraso, #                   He is Non-executive Director of                         1                  Mapfre,
65                                 Mapfre, Heron, Santander Central                                           Heron,
(2002)                             Hispano Activos Inmobiliarios,                                             Santander
                                   Advisor CEO Iberdrola. President                                           Central
                                   of Heron Espana; Advisor of CB                                             Hispano
                                   Richard Ellis (Spain & Portugal);                                          Activos
                                   Advisor of Bansa Leasing; Advisor                                          Inmobiliarios
                                   of Transolver (Finance); Advisor of
                                   Grupo Tecnobit S.A. (Defense);
                                   Advisor of Equifax Iberica; President's
                                   Assessor of Iberdrola; President's
                                   Assessor of Grupo Berge; Assessor
                                   of Tishman & Speyer Espana S.A.;
                                   Board's Assessor of Young &
                                   Rubican Espana; Board's Assessor of
                                   Gleeds Iberica (project management);
                                   Member of the National Assembly
                                   and Permanent Commission of
                                   ASNEF (National Association of
                                   Financial Entities); Spanish Repre-
                                   sentative of EURO-FINAS (European
                                   Association of Finance); formerly
                                   Advisor of Sedgwick Group Espana.

Inmaculada de                      She is President and Chief Executive                    1                  The Queen
Habsburgo-Lorena, #                Officer of The Queen Sophia Spanish                                        Sophia
61                                 Institute; Trustee of Samuel H. Kress                                      Spanish
(1987)                             Foundation; Founder and Trustee of                                         Institute;
                                   the King Juan Carlos International                                         Samuel H.
                                   Center of New York University                                              Kress
                                   Foundation; and member of the Board                                        Foundation;
                                   of World Monuments Fund Espana.                                            King Juan
                                                                                                              Carlos
                                                                                                              International
                                                                                                              Center of
                                                                                                              New York
                                                                                                              University
                                                                                                              Foundation;
                                                                                                              World
                                                                                                              Monuments
                                                                                                              Fund Espana


30 o THE SPAIN FUND


                                                                                           PORTFOLIOS
                                   PRINCIPAL                                               IN FUND            OTHER
NAME, ADDRESS+,                    OCCUPATION(S)                                           COMPLEX            DIRECTORSHIPS
AGE                                DURING                                                  OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    PAST 5 YEARS                                            DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Baldomero Falcones                 Founding Partner and GP of                              1                  Union Electrica
Jaquotot, #                        Magnum Industrial Partners (private                                        Fenosa, S.A
60                                 equity firm). Formerly Chairman,
(2006)                             Mastercard International Worldwide,
                                   Santander Ch Seguros and Europay
                                   Spain. Managing Director Banco
                                   Santander Central Hispano and
                                   Member of the Management
                                   Executive Committee (1987-2002),
                                   Chairman Bank Urquijo Limited
                                   London UK, Hispano Americano
                                   Sociedade do Investimento Lisboa,
                                   Banco Urquijo Chile, Banco Hispano
                                   Americano Benelux, Brussels, Fiat
                                   Finance, S.A., Madrid, Executive
                                   Vice Chairman and CEO Corporacion
                                   Financiera Hispamer, CEO Banco
                                   Hispano Industrial Investment Bank.
                                   Board member Union Electrica
                                   Fenosa, S.A. Former Board Member
                                   RWE Espana, S.A., Mastercard
                                   Europe, CESCE, Cia. De segurose,
                                   S.A., C.H. Generalli Seguros, S.A.,
                                   La Estrella, S.A., Banif, S.A.

Luis Abril Perez, #                General Manager for Corporate                           1                  Sogecable S.A.
58                                 Communications at Telef"nica S.A..                                         and Endemol
(2006)                             Prior thereto he was General                                               Investment
                                   Manager at Telef"nica S.A. with                                            Holding
                                   various responsibilities. He was
                                   formerly General Manager for
                                   Communications and Research
                                   of Banco Santander Central Hispano.


+    The address for each of the Fund's Disinterested Directors is c/o Philip
L. Kirstein, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

*    There is no stated term of office for the Fund's Directors.

**   "Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with BBVA.

#    Member of the Audit Committee, the Independent Directors Committee and the
Governance and Nominating Committee.


THE SPAIN FUND o 31


Officer Information

Certain information concerning the Fund's Officers is listed below.


NAME, ADDRESS*                PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
AND AGE                       HELD WITH FUND                DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President                     Executive Vice President of the
49                                                          Investment Manager** since 2001 and
                                                            Executive Managing Director of
                                                            AllianceBernstein Investments, Inc.
                                                            ("ABI")** since 2003; prior thereto he was
                                                            head of AllianceBernstein Institutional
                                                            Investments ("ABII")**, a unit of the
                                                            Investment Manager**, from 2001-2003.
                                                            Prior thereto, Chief Executive Officer of
                                                            Sanford C. Bernstein & Co., LLC
                                                            (institutional research and brokerage arm
                                                            of Bernstein & Co., LLC ("SCB & Co."))**
                                                            and its predecessor since prior to 2002.

Robert Alster                 Senior Vice President         Senior Vice President of the Investment
46                                                          Manager**, with which he has been
                                                            associated since prior to 2002, and
                                                            Director of European Equity Research.

Edward D. Baker III           Senior Vice President         Senior Vice President and Chief
55                                                          Investment Officer--Emerging Markets
                                                            of the Investment Manager**, with which
                                                            he has been associated since prior to
                                                            2002.

Philip L. Kirstein            Senior Vice President         Senior Vice President and
61                            and Independent               Independent Compliance Officerof the
                              Compliance Officer            AllianceBernstein Funds with which he has
                                                            been associated since October 2004. Prior
                                                            thereto, he was Of Counsel to Kirkpatrick
                                                            & Lockhart, LLP from October 2003 to
                                                            October 2004, and General Counsel of
                                                            Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2002 until March 2003.

Mark J. Lawrence              Senior Vice President         Senior Vice President of AllianceBernstein
36                                                          Limited ("ABL") **, with which he has been
                                                            associated since prior to 2002.

Siobhan McManus               Vice President                Senior Vice President of the Investment
46                                                          Manager**, with which she has been
                                                            associated since prior to 2002.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General
51                                                          Counsel and Assistant Secretary of ABI**,
                                                            with which she has been associated since
                                                            prior to 2002.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of AllianceBernstein
47                            Financial Officer             Investor Services, Inc. ("ABIS")**, with
                                                            which he has been associated since prior
                                                            to 2002.

Vincent S. Noto               Controller                    Vice President of ABIS** with which
42                                                          he has been associated since prior to
                                                            2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Investment Manager, ABI, ABL, ABII, SCB & Co. and ABIS are affiliates of the Fund.


32 o THE SPAIN FUND


Information Regarding the Review and Approval of the Fund's Investment Management and Administration Agreement (the "Advisory Agreement")

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Investment Manager at a meeting held on November 16, 2006.

In preparation for the meeting, the directors had requested from the Investment Manager and received and evaluated extensive materials, including performance and expense information for other closed-end investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Investment Manager. Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Investment Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to three securities indices;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Investment Manager;

     3. payments received by the Investment Manager from all sources in respect of the Fund;

     4. the costs borne by, and profitability of, the Investment Manager and its affiliates in providing services to the Fund;

     5. comparative fee and expense data for the Fund and other closed-end investment companies in its Lipper category;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

     7. the Investment Manager's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Investment Manager benefits from soft dollar arrangements;


THE SPAIN FUND o 33


     8. portfolio turnover rates for the Fund compared to other investment companies in its Lipper category;

     9. fall-out benefits which the Investment Manager and its affiliates receive from their relationships with the Fund;

     10. the Investment Manager's representation that it does not advise other clients with substantially similar investment style as the Fund;

     11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Investment Manager; and

     12.       the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Investment Manager to the Fund gained from their experience as directors of the Fund and their overall confidence in the Investment Manager's integrity and competence they have gained from that experience.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Investment Manager should continue to be the Investment Manager for the Fund and that the fees payable to the Investment Manager pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Investment Manager

The directors noted that, under the Advisory Agreement, the Investment Manager, subject to the oversight of the directors, administers the Fund's business and other affairs. The Investment Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Investment Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others


34 o THE SPAIN FUND


retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Investment Manager pays all of the compensation of directors of the Fund who are affiliated persons of the Investment Manager and of the officers of the Fund.

The directors also considered that a provision in the Advisory Agreement provides that the Fund will reimburse the Investment Manager for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Investment Manager or its affiliates. The directors noted that no reimbursements have been made to date by the Fund to the Investment Manager as no requests for such reimbursements had been made.

The directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Investment Manager is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Investment Manager and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Investment Manager's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Investment Manager's response to recent regulatory compliance issues affecting a number of investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Investment Manager

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Investment Manager for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Investment Manager in preparing fund-specific profitability data, and noted the Investment Manager's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Investment Manager had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.


THE SPAIN FUND o 35


The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Investment Manager's expenses. The directors focused on the profitability of the Investment Manager's relationship with the Fund before taxes. The directors noted that the Investment Manager's relationship with the Fund was not profitable to it in calendar 2005.

Fall-Out Benefits

The directors considered that the Investment Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of equity securities on behalf of its clients on an agency basis. The directors noted that the Investment Manager makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Investment Manager had represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The directors also noted that a subsidiary of the Investment Manager provides certain shareholder services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Investment Manager are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks in connection with certain of such transactions. The directors further noted that brokers affiliated with the Investment Manager have not executed brokerage transactions for the Fund in recent times.

The directors recognized that the Investment Manager's profitability would be somewhat lower if it did not receive research for soft dollars or if the Investment Manager's affiliates did not receive the other benefits described above. The directors understood that the Investment Manager also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting the directors considered information prepared by Lipper showing the Fund's gross total return performance against three indices, the IBEX 35 Gross Dividend Reinvestment Index (the "IBEX 35 Gross Index"), the Madrid General Gross


36 o THE SPAIN FUND


Dividend Reinvestment Index (the "Madrid General Gross Index") and the Morgan Stanley Capital International Spain Gross Dividend Reinvestment Index (the "MSCI Spain Gross Index") and the Fund's net total return performance against the IBEX 35 Gross Index, the Madrid General Gross Index and the Morgan Stanley Capital International Spain Net Dividend Reinvestment Index for the 1-, 3-, 5- and 10-year periods ended September 30, 2006. The Investment Manager provided Lipper with the data for the IBEX 35 and Madrid General indices since Lipper does not track these two indices. At the meeting the directors also considered information prepared by the Investment Manager showing the Fund's performance as compared to each of the IBEX 35 Index, the Madrid General Index and the Morgan Stanley Capital International Spain Index (the "MSCI Spain Index") for periods ended September 30, 2006 over the YTD, 1-, 3-, 5- and 10-year and since inception periods. The directors noted that in the gross total return performance data the Fund outperformed all three indices in all periods reviewed except that it underperformed the MSCI Spain Index Gross Index in the 1- and 3-year periods and that in the net total return performance data the Fund outperformed the IBEX 35 Gross Index in the 5- and 10-year periods, outperformed the Madrid General Gross Index in the 10-year period and underperformed all three indices in all other periods reviewed. The directors further noted that the Fund outperformed the IBEX 35 Index in the 5- and 10-year and since inception periods, outperformed the Madrid General Index in the 10-year and since inception periods and outperformed the MSCI Spain Index in the since inception period and that the Fund underperformed all three indices in all other periods reviewed. The directors noted that the Lipper comparisons were of very limited utility because none of the other funds in the Lipper category invested primarily in Spanish equities. Based on their review, the directors concluded that the Fund's relative investment performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fees paid by the Fund and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund (none of which invests primarily in Spanish equity securities). The directors noted that upon termination of the Sub-Advisory Agreement among the Fund, the Investment Manager and BBA Patrimonios Gestora, S.A. (the "Sub-Adviser") as of August 31, 2004, the 25 basis points fee paid by the Investment Manager to the Sub-Adviser under the Sub-Advisory Agreement was eliminated. Effective September 1, 2004, the Investment Manager reduced the fee payable by the Fund to the Investment Manager under the Advisory Agreement by 25 basis points through a fee waiver. At the November 18, 2004 meeting, the directors approved an amendment to the Advisory Agreement to reflect the reduced fee. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.


THE SPAIN FUND o 37


The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Investment Manager agreed to material reductions (averaging 20%) in the fee schedules of most open-end funds sponsored by the Investment Manager (other than money market funds). The directors noted that as a result of that settlement, the Investment Manager's fees for managing open-end funds that invest in international securities are ..75% of the first $2.5 billion of average daily net assets, .65% for average daily net assets over that level to $5 billion, and .60% for average daily net assets over $5 billion. As a result, the latest fiscal year actual management fees paid by the Fund were somewhat higher than the Investment Manager's fee rate under such rate schedules.

The Investment Manager informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Fund. The directors reviewed information in the Investment Manager's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., international equity securities).

The Investment Manager reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Investment Manager to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Investment Manager also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Investment Manager explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within a comparison group of funds in the same Lipper category created by Lipper (an Expense Group, which Lipper describes as a representative sample of comparable funds). Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in the Fund's investment classification/objective) was not provided by Lipper in light of the relatively small number of funds in the Fund's Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Investment Manager's provision of services, as the


38 o THE SPAIN FUND


Investment Manager is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund's latest fiscal year actual management fees paid by the Fund of 80.6 basis points were materially lower than the Expense Group median. The directors noted that the Fund's total expense ratio was significantly higher than the Expense Group median. The Investment Manager explained that the Fund's relatively high expense ratio was in part due to the Fund's small size (approximately $103.4 million) which results in fixed expenses of the Fund having a much larger impact on the expense ratio than is the case for larger funds. The directors concluded that the Fund's expense ratio was acceptable in the Fund's particular circumstances.

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


THE SPAIN FUND o 39


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


ALLIANCEBERNSTEIN FAMILY OF FUNDS

---------------------------------------------
Wealth Strategies Funds
---------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

---------------------------------------------
Blended Style Funds
---------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

---------------------------------------------
Growth Funds
---------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

---------------------------------------------
Value Funds
---------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

---------------------------------------------
Taxable Bond Funds
---------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

---------------------------------------------
Municipal Bond Funds
---------------------------------------------
National                          Michigan
Insured National                  Minnesota
Arizona                           New Jersey
California                        New York
Insured California                Ohio
Florida                           Pennsylvania
Massachusetts                     Virginia

---------------------------------------------
Intermediate Municipal Bond Funds
---------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

---------------------------------------------
Closed-End Funds
---------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

---------------------------------------------
Retirement Strategies Funds
---------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


40 o THE SPAIN FUND


SUMMARY OF GENERAL INFORMATION


Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc. and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions or other distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


THE SPAIN FUND o 41


THE SPAIN FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


SPAIN-0151-1106


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent director William H. Foulk, Jr. qualifies as audit committee financial expert.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's 2005 fiscal year, and by the independent registered public accounting firm KPMG LLP, for the Fund's 2006 fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                            Audit     Audit-Related      Tax
                                             Fees          Fees          Fees
                                          ---------   -------------    -------
                             2005         $ 60,000       10,000         17,850
                             2006           40,000            0          7,500

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):

                                                             Total Amount of
                                                          Foregoing Column Pre-
                                                          approved by the Audit
                               All Fees for                     Committee
                            Non-Audit Services           (Portion Comprised of
                              Provided to the              Audit Related Fees)
                          Portfolio, the Adviser          (Portion Comprised of
                          and Service Affiliates                 Tax Fees)
-------------------------------------------------------------------------------
    2005                    $1,144,239                       [ $27,850 ]
                                                             ( $10,000 )
                                                             ( $17,850 )

    2006                    $2,149,600                       [ $ 7,500 ]
                                                             ( $     0 )
                                                             ( $ 7,500 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

   Antonio Eraso                       Baldomero Falcones Jaquotot
   William H. Foulk, Jr                Luis Abril Perez
   Inmaculada de Habsburgo-Lorena

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for Proxy Voting

October 2006

1.  Introduction

As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.  Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

2.1  Corporate Governance

AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2 Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3 Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4 Changes in Legal and Capital Structure

Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5 Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6 Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7 Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8 Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans.
We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9 Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1 Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2 Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3 Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks.
Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4 Loanned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5 Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund's portfolio are made by Mark J. Lawrence.

The following table sets forth when Mr. Lawrence became involved in the management of the Fund, and his principal occupation during the past five years:


    Employee; Year; Title           Principal Occupation During the Past
                                    Five (5) Years
-------------------------------------------------------------------------
Mark J. Lawrence; since 2006;       Senior Vice President of the Adviser,
Senior Vice President               with which he has been associated in
                                    a substantially similar capacity since
                                    prior to 2002.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2006.


                       REGISTERED INVESTMENT COMPANIES
                            (excluding the Fund)
------------------------------------------------------------------------------
                                                Number of       Total Assets
                                                Registered      of Registered
             Total Number      Total Assets     Investment      Investment
             of Registered     of Registered    Companies       Companies
             Investment        Investment       Managed with    Managed with
Portfolio    Companies         Companies        Performance-    Performance-
Manager      Managed           Managed          based Fees      based Fees
------------------------------------------------------------------------------
Mark J.      None              None             None            None
Lawrence

                         POOLED INVESTMENT VEHICLES
------------------------------------------------------------------------------
                                                Number of       Total Assets
                                                Pooled          of Pooled
             Total Number      Total Assets     Investment      Investment
             of Pooled         of Pooled        Vehicles        Vehicles
             Investment        Investment       Managed with    Managed with
Portfolio    Vehicles          Vehicles         Performance-    Performance-
Manager      Managed           Managed          based Fees      based Fees
------------------------------------------------------------------------------
Mark J.      None              None             None            None
Lawrence

                               OTHER ACCOUNTS
------------------------------------------------------------------------------
                                                Number
                                                of Other        Total Assets
             Total Number      Total Assets     Accounts        of Other
             of Other          of Other         Managed with    Accounts with
Portfolio    Accounts          Accounts         Performance-    Performance-
Manager      Managed           Managed          based Fees      based Fees
------------------------------------------------------------------------------
Mark J.      None              None             None            None
Lawrence


Investment Professional Conflict of Interest Disclosure

  As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

  Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

  Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.
Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

  Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

  Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

  To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

  Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

  (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

  (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

  (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(1)

  (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.


(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

  (a) (4) The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of the Fund's fiscal year ended November 30, 2006 is set forth below:

                                                    DOLLAR RANGE OF EQUITY
                                                    SECURITIES IN THE FUND
--------------------------------------------------------------------------
Mark J. Lawrence                                             None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.      DESCRIPTION OF EXHIBIT
     12 (a) (1)       Code of Ethics that is subject to the disclosure of
                      Item 2 hereof
     12 (b) (1)       Certification of Principal Executive Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002
     12 (b) (2)       Certification of Principal Financial Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002
     12 (c)           Certification of Principal Executive Officer and
                      Principal Financial Officer Pursuant to Section 906
                      of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  The Spain Fund, Inc.

By:   /s/ Marc O. Mayer
      ----------------------
      Marc O. Mayer
      President

Date:     January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      ----------------------
      Marc O. Mayer
      President

Date:   January 29, 2007

By:   /s/ Joseph J. Mantineo
      ----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date:    January 29, 2007